-------------------------------------------------------------------------------

LORD ABBETT   Mid-Cap Value Fund

Prospectus
May 1, 1999

[LOGO]

LORD ABBETT & CO.

Investment Management

A Tradition of Performance Through Disciplined Investing


As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

                                      The Fund                            Page
   What you should know             Goal/Strategy                      2
         about the fund             Main Risks                         2
                                    Past Performance                   3
                                    Fees and Expenses                  4


                             Your Investment

Information for managing            Purchases                          5
       your fund account            Opening Your Account               7
                                    Redemptions                        8
                                    Distributions and Taxes            8
                                    Services For Fund Investors        9
                                    Sales Charges and Service Fees    10
                                    Management                        10

                         For More Information


       How to learn more            Other Investment Techniques       11
          about the fund            Glossary of Shaded Terms          11
                                    Recent Performance                13

                         Financial Information

                                    Financial Highlights              14
                                    Compensation For Your Dealer      16


     How to learn more about the    Back Cover
fund and other Lord Abbett funds


                                                                 THE FUND

GOAL / STRATEGY
The fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. Normally, at least 65% of our total assets will consist of investments in mid-sized companies, with market capitalizations of roughly $500 million to $5 billion. Generally, the fund, using a value approach, tries to identify bargain stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. In trying to identify those companies, we look for such factors as:

  changes in economic and financial environment

  new or improved products or services

  new or rapidly expanding markets

  changes in management or structure of the company

  price increases for the company's products or services

  improved efficiencies resulting from new technologies or changes in distribution changes in government regulations, political climate or competitive conditions

While typically fully invested, we may take a temporary defensive position in cash and short-term debt securities. This could prevent the fund from realizing its investment objective.

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they fluctuate in price. The value of your investment in the fund will go up and down.

The fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing small-company stocks or growth stocks), or other funds of the same type. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. There is the risk that an investment may never reach what we think is its full value, or may go down in value, but our value approach might limit our downside risk because value stocks in theory are already underpriced.

An investment in the fund is not a bank deposit. It is not FDIC insured or government-endorsed. It is not a complete investment program. You could lose money in this fund.


WE OR THE FUND refers to Lord Abbett Mid-Cap Value Fund, Inc. (the "company"), which operates under the supervision of its Board with the advice of Lord, Abbett & Co. ("Lord Abbett"), its investment manager.

ABOUT THE FUND. The fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.


BARGAIN STOCKS are stocks of companies that appear under priced according to certain financial measurements of their intrinsic worth or business prospects.

GROWTH STOCKS exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level, but also tend to be more volatile than bargain stocks.


You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies, and their risks, used by the fund.

                                 Mid-Cap Value Fund   Symbols: Class A - LAVLX
                                                               Class B - LMCBX
                                                               Class C - LMCCX

PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's class A shares' performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance. Past performance is not a prediction of future results.





 1989     1990     1991     1992     1993    1994      1995     1996     1997     1998
--------------------------------------------------------------------------------------
 20.1%    -4.6%    27.4%    13.5%   14.0%    -3.3%    26.1%    21.2%    31.5%    -0.5%

Best Quarter:    2nd Q '97    13.81%
Worst Quarter:   3rd Q '98    (17.30)%

===============================================================================


The table below shows a comparison of the fund's class A, B, C and P average annual total returns to that of the Russell Mid-Cap Index ("RMC Index"). Fund returns assume reinvestment of dividends and distributions and payment of the maximum applicable front-end or deferred sales charges. All periods end on December 31, 1998.


Class                 1 Year    5 Years   10 Years    Since Inception(i)    RMC Index(ii)
A                      (6.20)%   12.80%     13.16%         12.32%             14.94%(iii)
-----------------------------------------------------------------------------------------
B                      (1.20)%     --         --           14.86%             18.07%(iv)
-----------------------------------------------------------------------------------------
C                      (1.28)%     --         --           14.81%             18.07%(v)
-----------------------------------------------------------------------------------------
P                      (0.97)%     --         --          (1.00)%             12.10%(vi)
-----------------------------------------------------------------------------------------
RMC Index(ii)          10.09%    17.35%     16.69%          --                 --
-----------------------------------------------------------------------------------------



(i) The date of inception for each class is: A-6/28/83; B and C-5/1/97; and P-1/1/98.

(ii) Performance for the unmanaged RMC Index does not reflect transaction costs or management fees.

(iii) This represents total returns for the period 6/30/83 to 12/31/98, to correspond with class A inception date.

(iv) This represents total returns for the period 5/31/97 to 12/31/98, to correspond with class B inception date.

(v) This represents total returns for the period 5/31/97 to 12/31/98, to correspond with class C inception date.

(vi) This represents total returns for the period 11/30/97 to 12/31/98, to correspond with class P inception date.

                                 Mid-Cap Value Fund   Symbols: Class A - LAVLX
                                                               Class B - LMCBX
                                                               Class C - LMCCX



FEES AND EXPENSES

        This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

---------------------------------------------------------------------------------------------------
FEE TABLE
---------------------------------------------------------------------------------------------------
                                                        Class A     Class B     Class C     Class P
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------
(as a % of offering price)                                5.75%     none         none        none
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")           none      5.00%(3)     1.00%       none
---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from fund assets) (as a % of average net assets)(1)
---------------------------------------------------------------------------------------------------
Management Fees                                           0.70%     0.70%        0.70%       0.70%
---------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(2)                  0.35%     1.00%        1.00%       0.45%
---------------------------------------------------------------------------------------------------
Other Expenses                                            0.22%     0.22%        0.22%       0.22%
---------------------------------------------------------------------------------------------------
Total Operating Expenses                                  1.27%     1.92%        1.92%       1.37%
---------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
EXPENSE EXAMPLE
-------------------------------------------------------------------------------

This example, like that in other funds' prospectuses, assumes a $10,000 initial investment at maximum sales charge, if any, 5% total return each year and no changes in expenses. You pay the following expenses over the course of each period shown if you sell your shares at the end of the period, although your actual cost may be higher or lower. The expenses include any applicable contingent deferred sales charges.



Share class                     1 Year          3 Years          5 Years         10 Years
Class A shares                   $697             $954            $1,232          $2,023
-----------------------------------------------------------------------------------------
Class B shares                   $695             $903            $1,236          $2,076
-----------------------------------------------------------------------------------------
Class C shares                   $295             $603            $1,036          $2,245
-----------------------------------------------------------------------------------------
Class P shares                   $139             $434            $  750          $1,649
-----------------------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares                   $697             $954            $1,232          $2,023
-----------------------------------------------------------------------------------------
Class B shares                   $195             $603            $1,036          $2,076
-----------------------------------------------------------------------------------------
Class C shares                   $195             $603            $1,036          $2,245
-----------------------------------------------------------------------------------------
Class P shares                   $139             $434            $  750          $1,649
-----------------------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


MANAGEMENT FEES are payable to Lord Abbett for the fund's investment management.

12b-1 FEES refer to fees incurred for activities that are primarily intended to result in the sale of fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services and professional fees.

-------------------------------------------------
(1) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(2) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(3) Class B shares will convert to class A shares on the eighth anniversary of your original purchase of class B shares.

                                                                 YOUR INVESTMENT

PURCHASES

This prospectus offers four classes of shares: classes A, B, C and P. These different classes of shares represent investments in the same portfolio of securities but are subject to different expenses. Our shares are continuously offered. The offering price is based on the Net Asset Value ("NAV") per share next determined after we receive your purchase order submitted in proper form. A front-end sales charge is added to the NAV, in the case of the class A shares. There is no front-end sales charge, although there is a CDSC in the case of the class B and C shares, as described below.

You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for class B shares of $500,000 or more, or a purchase order for class C shares of $1,000,000 or more. You should discuss pricing options with your investment professional.

For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

Front-End Sales Charges - Class A Shares

                                                                   To Compute
                              As a % of          As a % of       Offering Price
Your Investment             Offering Price     Your Investment    Divide NAV by
-------------------------------------------------------------------------------
Less than $50,000              5.75%                6.10%            .9425
-------------------------------------------------------------------------------
$50,000 to $99,999             4.75%                4.99%            .9525
-------------------------------------------------------------------------------
$100,000 to $249,999           3.75%                3.90%            .9625
-------------------------------------------------------------------------------
$250,000 to $499,999           2.75%                2.83%            .9725
-------------------------------------------------------------------------------
$500,000 to $999,999           2.00%                2.04%            .9800
-------------------------------------------------------------------------------
$1,000,000 and over        No Sales Charge                          1.0000
-------------------------------------------------------------------------------

REDUCING YOUR CLASS A FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

   RIGHTS OF ACCUMULATION - A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales charge.

   STATEMENT OF INTENTION - A Purchaser of class A shares can purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A statement of intention can be backdated 90 days. Current holdings under rights of accumulation can be included in a statement of intention.

For more information on eligibility for these privileges, read the applicable sections in the attached application.

NAV per share for each class of fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"). The fund is open on those business days when the NYSE is open. Purchases and sales of fund shares are executed at the NAV next determined after the fund receives your order. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board.

Share classes
Class A

   normally offered with a front-end sales charge

Class B

   no front-end sales charge, however, a contingent deferred sales charge is applied to shares sold prior to the sixth anniversary of purchase higher annual expenses than class A shares

   automatically convert to class A shares after eight years

Class C

   no front-end sales charge

   higher annual expenses than class A shares

   a contingent deferred sales charge is applied to shares sold prior to the first anniversary of purchase

Class P

   available to certain pension or retirement plans and pursuant to a Mutual Fund Advisory Program

CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

    purchases of $1 million or more*

    purchases by Retirement Plans with at least 100 eligible employees*

    purchases under a Special Retirement Wrap Program*

    purchases made with dividends and distributions on class A shares of another Eligible Fund purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for class A shares purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor purchases under a Mutual Fund Advisory Program

    purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

See the Statement of Additional Information for a listing of other categories of purchasers who qualify for class A share purchases without a front-end sales charge.


    *These categories may be subject to a Contingent Deferred Sales Charge ("CDSC").

CLASS A SHARE CDSC. If you buy class A shares under one of the starred
(*) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the fund normally will collect a CDSC of 1%.

The class A share CDSC generally will be waived for the following conditions:

    benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

    redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

CLASS B SHARE CDSC. The CDSC for class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

-------------------------------------------------------------------------------
Contingent Deferred Sales Charges - Class B Shares
-------------------------------------------------------------------------------

Anniversary(1) of                              Contingent Deferred Sales Charge
the day on which the                           on redemption (as % of amount
purchase order was accepted                    subject to charge)
On                               Before
--------------------------------------------------------------------------------
                                    1st                 5.0%
--------------------------------------------------------------------------------
1st                                 2nd                 4.0%
--------------------------------------------------------------------------------
2nd                                 3rd                 3.0%
--------------------------------------------------------------------------------
3rd                                 4th                 3.0%
--------------------------------------------------------------------------------
4th                                 5th                 2.0%
--------------------------------------------------------------------------------
5th                                 6th                 1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                  None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, whichever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains
   (always free of a CDSC)

2. shares held for six years or more (class B) or two years or more after the month of purchase (class A) or one year or more (class C)

3. shares held the longest before the sixth anniversary of their purchase
   (class B) or before the second anniversary after the month of purchase (class
   A) or before the first anniversary of their purchase (class C)

RETIREMENT PLANS include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the funds to work with investment professionals that buy and/or sell shares of the funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell fund shares directly to investors.

Benefit Payment Documentation (class A only)

    under $50,000 - no documentation necessary

    over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account."

The class B share CDSC generally will be waived under any one of the following conditions:

    benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

    Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

    redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Systematic Withdrawal Plan" under "Services For Fund Investors - Automatic Services" below for more information on CDSCs with respect to class B shares.


CLASS C SHARE CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the anniversary of the purchase of such shares.

CLASS P SHARES. Class P shares have lower annual expenses than class B and class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

    MINIMUM INITIAL INVESTMENT

       Regular account                               $1,000

       Individual Retirement Accounts and
       403(b) Plans under the Internal Revenue Code    $250

       Uniform Gifts to Minors Account                 $250

For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

MID-CAP VALUE FUND
P.O. Box 419100
Kansas City, MO 64141

PROPER FORM. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemptions will not be allowed until the fund or the transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information regarding proper form of a purchase order, call the fund at 800-821-5129.

BY EXCHANGE. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

IMPORTANT INFORMATION. You may be subject to a $50 penalty under the Internal Revenue Code if you do not provide a correct taxpayer identification number (Social Security Number for individuals) or make certain required certifications. In addition, we may be required to withhold from your account and pay to the U.S. Treasury 31% of any redemption proceeds and of any dividend or distribution from your account.

SMALL ACCOUNTS. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a fund's best interest to do so.

REDEMPTIONS

BY BROKER. Call your investment professional for directions on how to redeem your shares.

BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity, the signature and the capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, call 800-821-5129.

Normally, a check will be mailed to the name and address in which the account is registered (or otherwise, according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more that seven days, as permitted by federal securities laws. To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC," or "Class C share CDSC."


DISTRIBUTIONS AND TAXES


The fund pays its shareholders dividends from its net investment income, and distributes net capital gains that it has realized. Dividends from net investment income are expected to be paid to shareholders annually. If a capital gains distribution is declared, it is expected to be paid annually. A supplemental distribution may also be paid to comply with the Internal Revenue Code. Your distributions will be reinvested in the fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

The tax status of distributions are the same for all shareholders regardless of how long they have been in the fund and whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

--------------------------------------------------------------------------
Federal Taxability Of Distributions

Type of                     Tax rate for                 Tax rate for 28%
distribution                15% bracket                  bracket and above
---------------------------------------------------------------------------
INCOME                      Ordinary                     Ordinary
DIVIDENDS                   Income Rate                  Income Rate
---------------------------------------------------------------------------
SHORT-TERM                  Ordinary                     Ordinary
CAPITAL GAINS               Income Rate                  Income Rate
---------------------------------------------------------------------------
LONG-TERM
CAPITAL GAINS               10%                          20%
---------------------------------------------------------------------------

Except in tax-advantaged accounts, any sale or exchange of fund shares may be a taxable event.

ANNUAL INFORMATION - Information concerning the tax treatment of dividends and other distributions will be mailed to shareholders each year. The fund will also provide annually to its shareholders information regarding the source of dividends and distributions of capital gains paid by the fund. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of those distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.

ELIGIBLE GUARANTOR is any broker or bank that is a member of the Medallion Stamp Program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

TAXES ON TRANSACTIONS. The chart at left also can provide a "rule of thumb" guide for your potential U.S. federal income tax liability when selling or exchanging fund shares. The second row, "Short-term capital gains," applies to fund shares sold within 12 months of purchase. The third row, "Long-term capital gains," applies to shares held for more than 12 months.

Starting January 1, 2001, sales of securities held for more than five years will be taxed at special lower rates.

SERVICES FOR FUND INVESTORS
AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services when filling out your application or by calling 800-821-5129.

------------------------------------------------------------------------------------------------
For investing

INVEST-A-MATIC             You can make fixed, periodic investments ($50 minimum) into your fund
(Dollar-cost               account by means of automatic money transfers from your bank checking
averaging)                 account. See the attached application for instructions.

DIV-MOVE                   You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC                 You can make regular withdrawals from most Lord Abbett funds. Automatic
WITHDRAWAL                 cash withdrawals can be paid to you from your account in fixed or variable
PLAN ("SWP")               amounts. To establish a plan, the value of your shares must be at least
                           $10,000, except for Retirement Plans for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES             The CDSC will be waived on SWP redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

CLASS B AND                Redemption proceeds due to a SWP for class B and class C shares will be
C SHARES                   redeemed in the order described under "Purchases."
------------------------------------------------------------------------------------------------

OTHER SERVICES
TELEPHONE INVESTING. After we have received the attached application (selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to purchase shares of the fund for an existing account. The fund will purchase the requested shares when it receives the money from your bank.

TELEPHONE EXCHANGES. You or your investment professional, with proper identification, can instruct your fund by telephone to exchange shares of any class for shares of the same class of any Eligible Fund by calling 800-821-5129. The fund must receive instructions for the exchange before the close of the NYSE on the day of your call. If you meet this requirement, you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any fund into which you are exchanging.

REINVESTMENT PRIVILEGE. If you sell shares of the fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the fund.

ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the fund at 800-821-5129.

SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

Lord Abbett offers a variety of Retirement Plans.
Call 800-253-7299 for information about:

    Traditional, Rollover, Roth and Education IRAs
    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts
    Defined Contribution Plans

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

Exchanges by telephone should not be used to take advantage of short-term swings in the market. The fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege and may revoke the privilege for all shareholders upon 60 days' written notice.

SALES CHARGES AND SERVICE FEES

SALES AND SERVICE COMPENSATION. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

Sales compensation originates from two sources: sales charges and 12b-1 distribution fees that are paid out of each fund's assets. Service compensation originates from 12b-1 service fees. The 12b-1 fee rates vary by share class, according to the Rule 12b-1 plan adopted by each fund. The sales charges and 12b-1 fees paid by investors are shown in the class-by-class information under "Expenses" and "Purchases." The portion of these expenses that is paid as sales and service compensation to Authorized Institutions, such as your dealer, is shown in the chart at the end of this prospectus. The portion of such sales and service compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay sales and service compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation.

We may pay Additional Concessions to Authorized Institutions from time to time.

SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

SERVICE ACTIVITIES. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

The fund's investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with over $30 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the fund, see the Statement of Additional Information.

The fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended December 31, 1998, the fee paid to Lord Abbett was at an annual rate of 0.70 of 1%. In addition, the fund pays all expenses not expressly assumed by Lord Abbett.

Lord Abbett uses a team of portfolio managers and analysts acting together to manage the fund's investments. Edward K. von der Linde, Portfolio Manager, heads the team, the other senior members of which are Eileen Banko, Howard Hansen, and David Builder. Both Mr. von der Linde and Ms. Banko have been with Lord Abbett for more than five years. Mr. Hansen joined Lord Abbett in 1995; prior to that he was an analyst at Alfred Berg Inc. from 1990 - 1995. Mr. Builder joined Lord Abbett in 1998; prior to that he was an analyst at Bear Stearns from 1996 - 1998 and at Weiss Peck & Greer from 1994 - 1995.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by a fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, a fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                            FOR MORE INFORMATION

OTHER INVESTMENT TECHNIQUES

FOREIGN SECURITIES. The fund may invest in foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. Foreign portfolio securities may trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include: less information on public companies, banks, and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; non-deductable withholding taxes and different accounting and settlement practices. The fund may invest up to 10% of its assets at the time of investment in foreign securities.

ILLIQUID SECURITIES. The fund may invest in illiquid securities which are not traded on the open market. This may included Rule 144A securities. Certain securities may be difficult or impossible to sell at the time and price the seller would like.The fund may invest up to 15% of its assets in illiquid securities. Securities determined by the Board to be liquid are not subject to this limitation, such as those purchased under Securities and Exchange Commission Rule 144A.

PORTFOLIO SECURITIES LENDING. The fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. The fund's loans may not exceed 30% of the fund's total assets.

GLOSSARY OF SHADED TERMS

ADDITIONAL CONCESSIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for the fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

AUTHORIZED INSTITUTIONS. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund except for:
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord

Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.

ELIGIBLE MANDATORY DISTRIBUTIONS. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

LEGAL CAPACITY. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

MUTUAL FUND ADVISORY PROGRAM. This includes certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (a) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, or (b) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

PURCHASER. The term "purchaser" includes: (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

SPECIAL RETIREMENT WRAP PROGRAM. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:
   In the case of the estate -
        Robert A. Doe
        Executor of the Estate of
        John W. Doe

[Date]

         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
           NAME OF GUARANTOR

             David R. Levy
-----------------------------------------
                     AUTHORIZED SIGNATURE
   (960)                  X 9 6 0 3 4 7 0

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                               SR

    In the case of the corporation -
    ABC Corporation

        Mary B. Doe

        By Mary B. Doe, President

[Date]

         SIGNATURE GUARANTEED
         MEDALLION GUARANTEED
           NAME OF GUARANTOR

             David R. Levy
-----------------------------------------
                     AUTHORIZED SIGNATURE
   (960)                  X 9 6 0 3 4 7 0

SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'TM'
                                               SR

RECENT PERFORMANCE

January through December 1998 was as difficult a period as we can remember for value investing in the mid-cap universe. High volatility and a strong performance bias toward larger-capitalization and high-expectation growth stocks characterized the year. While the fund performed well during the first half, the second half of 1998 was a different story: the financial panic of the third quarter hit mid- and small-cap value companies harder than the rest of the market. Investors seeking to raise cash aggressively sold the shares of mid-sized and smaller companies across all industry groups regardless of the fundamental outlook.

What was most surprising during 1998 was the speculative frenzy born out of the panic. Whipsawed investors have raced back into the stocks of companies perceived to have the highest (if yet distant and vaguely defined) growth opportunities such as Yahoo, Ebay and other internet stocks. While many of our portfolio holdings snapped back during the fourth quarter, performance in the mid-cap segment of the market was heavily concentrated in technology companies whose valuations and market action we do not find attractive from a risk/reward standpoint. It is currently a sector where we are not willing to risk investors' hard-earned capital. While we are disappointed with our short-term performance, we recognize that the market goes through these phases and that we are best served by sticking to what we do best. We will remain focused on finding companies that we believe offer the best mix of attractive valuation and improving fundamentals in the mid-capitalization sector.

YEAR 2000 ISSUES. Each fund could be adversely affected if the computers used by each fund and their service providers do not properly process and calculate date-related information from and after January 1, 2000.

Lord Abbett is working to avoid such problems and has received assurances from each fund's service providers that they are taking similar steps. Of course, the Year 2000 problem is unprecedented and, therefore, Lord Abbett cannot eliminate altogether the possibility that it or the fund will be affected.

                             FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the year ended December 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the year ended December 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

-----------------------------------------------------------------------------------------------------------------
                                                                     Class A Shares
                                            ---------------------------------------------------------------------
                                                                 Year Ended December 31,
Per Share Operating Performance:                        1998       1997       1996       1995       1994
NET ASSET VALUE, BEGINNING OF YEAR                    $13.37     $13.29     $12.18     $11.25     $12.65
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
   Net investment income                                 .05(e)     .08        .13       .162        .18
-----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
-----------------------------------------------------------------------------------------------------------------
      gain (loss) on investments                        (.11)      3.61       2.19      2.383      (.545)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        (.06)      3.69       2.32      2.545      (.365)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                  --        (.23)      (.16)      (.17)      (.16)
-----------------------------------------------------------------------------------------------------------------
   Distributions from net realized gain                  --       (3.38)     (1.05)    (1.445)     (.875)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $13.31     $13.37     $13.29     $12.18     $11.25
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                        (0.45)%    31.53%     21.22%     26.09%     (3.27)%
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
   Expenses(f)                                          1.16%      1.25%      1.22%      1.27%      1.12%
-----------------------------------------------------------------------------------------------------------------
   Net investment income                                0.39%      0.74%      1.12%      1.48%      1.53%
=================================================================================================================


                                                 CLASS B SHARES              CLASS C SHARES              CLASS P SHARES
                                             Year Ended December 31,     Year Ended December 31,      Year Ended December 31,
                                             -----------------------     -----------------------     -------------------------
Per Share Operating Performance:             1998           1997(b)      1998          1997(b)             1998(b)
NET ASSET VALUE, BEGINNING OF PERIOD        $13.33          $12.14      $13.33         $12.14             $13.38
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
   Net investment income                      (.05)(e)        --(c)       (.05)(e)       --(c)               .02(e)
------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------
      gain (loss) on investments              (.11)           3.27        (.12)          3.27               (.15)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations              (.16)           3.27        (.17)          3.27               (.13)
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income       --              (.05)       --             (.05)               --
------------------------------------------------------------------------------------------------------------------------------
   Distribution from net realized gain        --             (2.03)       --            (2.03)               --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $13.17          $13.33      $13.16         $13.33             $13.25
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                              (1.20)%         27.51%(d)   (1.28)%        27.51%(d)          (0.97)%
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
   Expenses(f)                                1.92%           1.29%(d)    1.92%          1.28%(d)           1.37%
------------------------------------------------------------------------------------------------------------------------------
        Net investment income                 (.35)%         (0.15)%(d)   (.35)%        (0.13)%(d)          0.20%
==============================================================================================================================

                                                            Year Ended December 31,
                                              --------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES:              1998           1997            1996            1995            1994
NET ASSETS, END OF YEAR (000)                $406,906        $343,236        $257,148        $227,149        $190,788
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                         46.58%          56.96%          38.88%          41.42%          57.49%
------------------------------------------------------------------------------------------------------------------------------

(a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(b)  Commencement of operations of respective class shares: May 1, 1997
     (class B and C) January 1, 1998 (class P).
(c)  Amounts less than $0.01.
(d)  Not annualized.
(e)  Calculated using average shares outstanding during the period.
(f) The ratios for 1998 include expenses paid through an expense offset arrangement.

LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the RMC Index, assuming reinvestment of all dividends and distributions.


               Mid-Cap Value Fund   Mid-Cap Value Fund    RMCI Index
               at NAV               at Max

6/28/83        $10,000             $10,000                  $10,000
12/31/83       $10,251             $9,660                   $9,734
12/31/84       $10,143             $9,558                   $9,873
12/31/85       $13,661             $12,873                  $13,033
12/31/86       $15,893             $14,976                  $15,405
12/31/87       $15,228             $14,350                  $15,441
12/31/88       $17,608             $16,593                  $18,498
12/31/89       $21,147             $19,927                  $23,358
12/31/90       $20,165             $19,002                  $20,671
12/31/91       $25,682             $24,201                  $29,252
12/31/92       $29,139             $27,459                  $34,032
12/31/93       $33,206             $31,291                  $38,899
12/31/94       $32,121             $30,269                  $38,086
12/31/95       $40,501             $38,166                  $51,207
12/31/96       $49,098             $46,266                  $60,936
12/31/97       $64,581             $60,857                  $78,614
12/31/98       $64,291             $60,584                  $86,546



---------------------------------------------------------------------------
          Average Annual Total Return At Maximum Applicable
        Sales Charge For The Periods Ending December 31, 1998

                1 Year      5 Years      10 Years        Life
------------------------------------------------------------------------------
Class A(2)      (6.20)%     12.80%        13.16%       12.32%
------------------------------------------------------------------------------
Class B(4)      (1.20)%       --            --         14.86%
------------------------------------------------------------------------------
Class C(5)      (1.28)%       --            --         14.81%
------------------------------------------------------------------------------
Class P(5)      (0.97)%       --            --         (1.00)%
------------------------------------------------------------------------------


------------------------------------------------------------------------------
(1) This reflects the deduction of the maximum initial sales charge of 5.75%.

(2) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to class A shares, with all dividends and distributions reinvested for the periods shown ending December 31, 1998, using the SEC-required uniform method to compute such return.

(3) Performance for the unmanaged RMC Index does not reflect transaction costs, management fees or sales charges.

(4) The class B shares were first offered on 5/1/97. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of class).

(5) The class C and P shares were first offered on 5/1/97 and 1/1/98, respectively. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for life of class) for class C shares. For P shares, performance is at net asset value.

COMPENSATION FOR YOUR DEALER

                                                   FIRST YEAR COMPENSATION
                          Front-end
                          sales charge             Dealer's
                          paid by investors        concession              Service fee(1)          Total compensation(2)
Class A investments       (% of offering price)    (% of offering price)   (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------
Less than $50,000                5.75%                        5.00%               0.25%                  5.24%
------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                4.75%                        4.00%               0.25%                  4.24%
------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999              3.75%                        3.25%               0.25%                  3.49%
------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999              2.75%                        2.25%               0.25%                  2.49%
------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999              2.00%                        1.75%               0.25%                  2.00%
------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge       1.00%               0.25%                  1.25%
------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge       0.55%               0.25%                  0.80%
------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge       0.50%               0.25%                  0.75%
------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge       0.25%               0.25%                  0.50%
------------------------------------------------------------------------------------------------------------------------
Class B investments                                                Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       3.75%               0.25%                  4.00%
------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.75%               0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------
Class P investments                                                Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.25%               0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------
                                                   ANNUAL COMPENSATION AFTER FIRST YEAR
------------------------------------------------------------------------------------------------------------------------
Class A investments
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------
Class B investments                                               Percentage of average net assets(4)
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                0.25%                  0.25%
------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.75%               0.25%                  1.00%
------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.25%               0.20%                  0.45%
------------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.

(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

--------------------------------------------------------------------------------

More information on this fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

Describes the fund, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions and the fund's investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).



Lord Abbett Mid-Cap Value Fund

The General Motors Building
767 Fifth Avenue
New York, NY 10153-0203
-----------------------------------
SEC file number: 811-3691


To obtain information:
BY TELEPHONE.  Call the fund at:
800-426-1130
BY MAIL.  Write to the fund at:
The Lord Abbett Family of Funds
767 Fifth Avenue
New York, NY 10153-0203
VIA THE INTERNET.
LORD, ABBETT & CO.
http://www.lordabbett.com
Text only versions
of fund documents can be viewed
online or downloaded from:
SEC
http://www.sec.gov
You can also obtain copies by
visiting the SEC's Public Reference Room in
Washington, DC (phone
800-SEC-0330) or by sending
your request and a duplicating
fee to the SEC's Public Reference Section,
Washington, DC
20549-6009.

LAMCVF-1-599
(5/99)

--------------------------------------------------------------------------------



                          STATEMENT OF DIFFERENCES
                          ------------------------

The trademark symbol shall be expressed as ........................... 'TM'

LORD ABBETT

Statement of Additional Information                                 May 1, 1999


                                  Lord Abbett
                            Mid-Cap Value Fund, Inc.

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated May 1, 1999.

Lord Abbett Mid-Cap Value Fund, Inc. (the "Fund" or the "company") was incorporated under Maryland law on March 14, 1983. The Fund's Board of Directors has authority to create and classify shares of common stock into separate series, without further action by shareholders. The Fund has four classes of shares (A, B, C and P) offered by this Statement of Additional Information. All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights.

Rule 18f-2 under the Investment Company Act (the "Act"), provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. In addition, you can make inquiries through your dealer.


      TABLE OF CONTENTS                                               Page

1.      Investment Policies                                              2
2.      Directors and Officers                                           3
3.      Investment Advisory and Other Services                           6
4.      Portfolio Transactions                                           7
5.      Purchases, Redemptions and
        Shareholder Services                                             8
6.      Past Performance                                                17
7.      Taxes                                                           18
8.      Information About the Fund                                      19
9.      Financial Statements                                            19

Page>



                                       1.
                              Investment Policies

Fundamental Investment Restrictions

The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund may not: (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended (the "Act")) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law; (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law); (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law; (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S.Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by changes in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to the investment restrictions above which cannot be changed without shareholder approval, we also are subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Fund may not: (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes; (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law; (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors; (4) invest in the securities of other investment companies except as permitted by applicable law; (5) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operations, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities); (6) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more officers or directors of the Fund or by one or more partners or members of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer; (7) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange); (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities; (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as they may be amended from time to time; or (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.

Under normal circumstances, at least 65% of the Fund's total assets will consist of investments in mid-cap companies, determined at the time of purchase. "Mid-cap" companies are defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $500,000,000 and $5,000,000,000.

Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

Portfolio Turnover Rate. For the year ended December 31, 1998, our portfolio turnover rate was 46.58% compared to 56.96% for the prior year.

                                       2.
                             Directors and Officers

The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. He has been associated with Lord Abbett for over five years and is also an officer and/or director or trustee of the twelve other Lord Abbett-sponsored funds. He is an "interested person" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 54, Chairman and President

The following outside trustees are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Time Warner Inc.
1271 Avenue of the Americas
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 57.

William H.T. Bush
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company. Age 60.

Robert B. Calhoun, Jr.
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners and President of The Clipper Group L.P., both private equity investment funds. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Page>


Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 68.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 73.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 65.

Hansel B. Millican, Jr.
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York

President and Chief Executive Officer of Rochester Button Company.  Age 70.

Thomas J. Neff
Spencer Stuart
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 61.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors/trustees maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors/trustees. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                      For The Year Ended December 31, 1998

(1)                     (2)                     (3)                     (4)

                                                       Pension or              For Year Ended
                                                       Retirement Benefits     December 31, 1998
                                                       Accrued by the          Total Compensation
                                 Aggregate             Company and             Accrued by the Company and
                                 Compensation          Twelve Other Lord       Twelve Other Lord
                                 Accrued by            Abbett-sponsored        Abbett-sponsored
Name of Director                 the Company(1)        Companies(2)            Companies(3)
----------------                 --------------        -------------------     ---------------------------
E. Thayer Bigelow                $ 1,119               $ 17,068                 $ 57,400

William H.T. Bush*               $ 536                 $ 0                      $ 27,500
Robert B. Calhoun, Jr.**         $ 653                 $ 0                      $ 33,500
Stewart S. Dixon                 $ 1,102               $ 32,190                 $ 56,500
John C. Jansing                  $ 1,082               $ 45,085(4)              $ 55,500
C. Alan MacDonald                $ 1,073               $ 30,703                 $ 55,000
Hansel B. Millican, Jr.          $ 1,082               $ 37,747                 $ 55,000
Thomas J. Neff                   $ 1,102               $ 19,853                 $ 56,500


*Elected as of  August 13, 1998
**Elected as of June 17, 1998

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended October 31, 1998 with respect to the equity based plans established for independent directors in 1996. This plan supercedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors/trustees fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored companies during the year ended December 31, 1998. The amounts of the aggregate compensation payable by the Fund as of December 31, 1998 deemed invested in company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were: Mr. Bigelow, $4,687;Mr. Dixon, $26,673; Mr. Jansing, $61,420; Mr. MacDonald, $20,483; Mr. Millican, $63,087; and Mr. Neff, $63,325.
     If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of December 31, 1998 each would own, the following: Mr. Bigelow, 0 shares; Mr. Dixon, 31 shares; Mr. Jansing, 4,631 shares; Mr. MacDonald, 0 shares; Mr. Millican, 0 shares; and Mr. Neff, 915 shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (Trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, Morris, and Walsh are partners of Lord Abbett; the others are employees:

Executive Vice President
Edward K. von der Linde, age 37

Vice Presidents
Paul A. Hilstad, age 56 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Daniel E. Carper, age 47

Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. from 1990 to 1995)

Page>


Robert G. Morris, age 53

A. Edward Oberhaus, age 39

Keith F. O'Connor, age 43

John J. Walsh, age 62

Howard Hansen, age 36

David J. Builder, age 43

Treasurer
Donna M. McManus, age 38 (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).

The By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Investment Company Act of 1940, as amended (the "Act"), or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of April 15, 1999 our officers and trustees, as a group, owned less than 1% of the Funds' outstanding shares. As of April 15, 1999 the following were record holders of 5% or more of the Funds' outstanding shares:

                EDWARD JONES & CO.
                201 Progress Parkway
                Maryland Hts, MO

                MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS
                4800 Deer Lake Dr. E FL 3
                Jacksonville, FL

                SMITH BARNEY MULTI CHOICE GROUP TR
                2 Tower Center
                PO Box 1063
                East Brunswick, NJ

                                       3.
                     Investment Advisory and Other Services

As described under "Management" in the prospectus, Lord Abbett is the Fund's investment manager. Six of the general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Robert S. Dow, Paul
A. Hilstad, Robert G. Morris, and John J. Walsh. The other general partners are:
Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen I. McGruder, Michael McLaughlin, Robert J. Noelke, Mark R. Pennington, and Christopher Towle. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described in the Prospectus under "Management". Under the Management Agreement, the fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $200,000,000; .65 of 1% of the portion in excess of $300,000,000 but not in excess of $500,000,000; and .50 of 1% of the portion in excess of $500,000,000. For the fiscal years ended December 31, 1998, 1997 and 1996, the management fees paid to Lord Abbett amounted to $2,693,928, $2,102,611, and $1,733,689 respectively.

Although not obligated to do so, Lord Abbett may assume expenses of the Fund. As discussed in the prospectus under "Management," the Fund is contingently obligated to repay to Lord Abbett the amounts of such assumed expenses.

The fund pays all of its expenses not expressly assumed by Lord Abbett, or the Lord Abbett Funds including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing share certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio security transactions.

Lord Abbett Distributor LLC serves as the principal underwriter for the Fund.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the audit of financial statements included in our annual report to shareholders.

United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri, 64142, acts as the transfer agent and dividend disbursing agent for each Fund.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we generally pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Page>


Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to them of portfolio business.

For the fiscal years ended December 31, 1998, 1997 and 1996, we paid total commissions to independent broker-dealers of $1,258,888, $992,190, and $554,002, respectively.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of Class A shares on December 31, 1998 was computed as follows:


                                                              Class A
                                                              -------
Net asset value per share (net assets divided
by shares outstanding)                                         $13.31

Maximum offering price per share (net asset
value divided by .9425)                                        $14.12

The Fund has entered into a distribution agreement with Lord Abbett Distributor LLC, a New York limited liability company ("Lord Abbett Distributor"), under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as our principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers as follows:


                                         Year Ended December 31,
                                         -----------------------
                                  1998            1997            1996
                                  ----            ----            ----
Gross sales charge              $2,362,262      $862,219        $337,563

Amount allowed
to dealers                      $2,030,873      $739,167        $291,495
                                ----------      --------        --------
Net commissions
received by Lord Abbett         $  331,389      $123,052        $ 46,068
                                ----------      --------        --------

Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors four different classes of shares: classes A, B, C, and P. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If

Page>


you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately
 .35 of 1% of the annual net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in "Buying Class A Shares" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor LLC ("Lord Abbett Distributor"). That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in "Buying Class B Shares" below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in "Buying Class C Shares" below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in "Class P Rule 12b-1 Plan." Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your investment professional.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Class A, B, and C Rule 12b-1 Plans. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for three of the four Fund Classes: the "A Plan," the "B Plan" and the "C Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that

Page>


there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. During the last fiscal year, the Fund accrued or paid through Lord Abbett to authorized institutions $886,417 under the A Plan, $175,424 under the B Plan , and $ 78,451 under the C Plan. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC")
(i) applies regardless of class, (ii) will not apply to shares purchased by the reinvestment of dividends or capital gains distributions; (iii) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (iv) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares. As stated in the Prospectus, subject to certain exceptions, CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related service to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:



Anniversary of the Day on                 Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted    on Redemptions (As % of Amount Subject
                                         to Charge)

Before the 1st. . . . . . . . . . . . . . . . . . . . . . . . . .       5.0%
On the 1st, before the 2nd. . . . . . . . . . . . . . . . . . . .       4.0%
On the 2nd, before the 3rd      . . . . . . . . . . . . . . . . .       3.0%

On the 3rd, before the 4th. . . . . . . . . . . . . . . . . . . .       3.0%
On the 4th, before the 5th. . . . . . . . . . . . . . . . . . . .       2.0%
On the 5th, before the 6th. . . . . . . . . . . . . . . . . . . .       1.0%
On or after the 6th anniversary. . . . . . . . . . . . . . . . . .      None


The anniversary is the same calendar day in each respective year after the date of purchase. For example, anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds and series which participate in the Telephone Exchange Privilege (except (a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable

Page>


Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund (" LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund (" LAEF") which is not issuing shares, and series of Lord Abbett Research Fund not offered to the general public ("LARF").

Statement of Intention. Under the terms of the Statement of Intention to invest $50,000 or more over a 13-month period as described in the Prospectus, in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, LARF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) shares currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LARF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. Our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund wrap fee program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, and (f) through Retirement Plans with at least 100 eligible employees. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 day's prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Page>


Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401(k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation method described above, the Fund's average annual compounded rates of total return for the last one-, five-, and ten-year period ending on December 31, 1998 were as follows: (6.20)%, 12.79% and 13.16% for the Fund's Class A shares, respectively. For the Fund's Class B shares, the average annual compounded rate of total return for the one-year period and life-of-the-Fund period ending on December 31, 1998 were as follows: 6.14% and 12.66%. For the Fund's Class C shares, the average annual compounded rate of total return for the one-year period and life-of-the-Fund period ending on December 31, 1998 were as follows: 2.26% and 14.81 %, respectively.


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These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                     Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time of disposition. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Fund shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any "capital gains distributions" which you received with respect to such shares. Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

The Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar-year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

The Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. It is expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Fund's ability to engage in transactions in options.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

The foregoing discussion relates solely to U. S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the U. S. and foreign tax consequences of the ownership of shares of the Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

                                       8.
                           Information About the Fund

                                       17


Page>


The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of the Advisory Group.

                                       9.
                              Financial Statements

The financial statements for the year ended December 31, 1998 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1998 Annual Report to Shareholders of Lord Abbett Mid-Cap Value Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.


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